UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   May 12, 2008

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On May 13, 2008, we issued a press release including results for the quarter ended March 31, 2008, and announcing a teleconference and webcast to be held May 13, 2008 at 11 a.m. Eastern Time. We have attached a copy of the press release as an exhibit to this report.

        The information in this Item 2.02 and the corresponding information in the attached Exhibit 99 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and the corresponding information in the attached Exhibit 99 shall not be incorporated into any registration statement or other document filed with the Securities and Exchange Commission by the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

        On May 12, 2008, we implemented a reduction of workforce (“Reduction of Workforce”) pursuant to which the Company’s workforce has been reduced by approximately 30%, leaving the Company with 45 employees. The Reduction of Workforce was substantially complete on May 12, 2008. The Company undertook the Reduction of Workforce in order to conserve cash and align its workforce with its anticipated staffing needs in light of the Company’s strategic refocusing of development programs.

        In connection with the Reduction of Workforce, the Company currently expects to incur expenses associated with one-time termination benefits of approximately $400,000 in the quarter ending June 30, 2008, all of which will be paid over the next six months. Additionally, approximately 320,000 shares of common stock vested due to employees being involuntarily terminated by reason of position elimination, pursuant to restricted stock units granted on September 25, 2007 to the Company’s then employees under the Company’s 2005 Stock Plan, resulting in a non-cash charge to compensation expense of approximately $90,000.

        The press release including announcement of the Reduction of Workforce is attached hereto as Exhibit 99.

Item 8.01 Other Events.

        On May 13, 2008, the Company issued a press release, attached hereto as Exhibit 99 and made part of this report, including announcement of the strategic refocusing of development programs and the Reduction of Workforce.

Item 9.01 Financial Statements and Exhibits.

        (d) Exhibits:

99	Press Release dated May 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: May 13, 2008	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST Executive Vice President - Operations and Chief Financial Officer

EXHIBIT INDEX

99	Press Release dated May 13, 2008